EXHIBIT 99.2

                  SECTION 906 CERTIFICATION OF LINDA BRYSON


                        CERTIFICATION OF ANNUAL REPORT

      In connection with the Annual Report of Quantum Companies, Inc. (the "Company") on Form 10-K for the period ending December 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Linda Bryson, Sec/Tres of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

         (1.) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2.) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: March 25, 2005                                   By: /s/ Linda Bryson
                                                        -----------------
                                                              Linda Bryson
                                                               Sec/Tres/CFO